                                                                      EXHIBIT 21

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                    AS OF CLOSE OF BUSINESS DECEMBER 31, 1998


EL PASO ENERGY CORPORATION (Delaware)
    Cross Country Development L.L.C. (Delaware LLC)...................................................................       50.33%
           (El Paso Energy Corporation owns 50.33%; unaffiliated parties own 49.67%.)
    DEEPTECH INTERNATIONAL INC. (Delaware)............................................................................         100
       DeepTech Offshore (Cayman) Ltd. (Cayman).......................................................................         100
       Deepwater Production Systems, Inc. (Texas).....................................................................         100
           FPS I, Inc. (Delaware).....................................................................................         100
       Key Ocean Services, Inc. (Texas)...............................................................................          50
             (DeepTech International Inc. owns 50%; unaffiliated parties own 50%.)
       Leviathan Holdings Company (Delaware)..........................................................................         100
           Leviathan Gas Pipeline Company (Delaware)..................................................................         100
               Delos Offshore Company, L.L.C. (Delaware LLC)..........................................................      1.0101
                     (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                     1.0101%)
               Ewing Bank Gathering Company, L.L.C. (Delaware LLC)....................................................      1.0101
                     (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                     1.0101%)
               Flextrend Development Company, L.L.C. (Delaware LLC)...................................................      1.0101
                     (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                     1.0101%)
               Green Canyon Pipe Line Company, L.L.C. (Delaware LLC)..................................................      1.0101
                     (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                     1.0101%)
                   West Cameron Dehydration Company, L.L.C. (Delaware LLC).............................................         50
                       (Green Canyon Pipe Line Company, L.L.C. owns 50%; an unaffiliated party owns 50%.)
               Leviathan Gas Pipeline Partners, L.P. .................................................................        26.6
                     (Leviathan Gas Pipeline Company owns 26.6%; unaffiliated parties own 73.4%)
                   Delos Offshore Company, L.L.C. (Delaware LLC)......................................................     98.9899
                       (Leviathan Gas Pipeline  Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                   Ewing Bank Gathering Company, L.L.C. (Delaware LLC)................................................     98.9899
                       (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                   Flextrend Development Company, L.L.C. (Delaware LLC)...............................................     98.9899
                       (Leviathan Gas Pipeline  Partners,  L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                   Green Canyon Pipe Line Company, L.L.C. (Delaware LLC)..............................................     98.9899
                       (Leviathan Gas Pipeline  Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                      West Cameron Dehydration Company, L.L.C. (Delaware LLC).........................................          50
                           (Green Canyon Pipe Line Company, L.L.C. owns 50%; an unaffiliated party owns 50%.)
                   Leviathan Oil Transport Systems, L.L.C. (Delaware LLC).............................................     98.9899
                       (Leviathan Gas Pipeline  Partners, L.P., owns 8.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                   Manta Ray Gathering Company, L.L.C. (Delaware LLC).................................................     98.9899
                       (Leviathan Gas Pipeline  Partners,  L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                   Poseidon Pipeline Company, L.L.C. (Delaware LLC)...................................................     98.9899
                       (Leviathan Gas Pipeline  Partners,  L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                      Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC)............................................          36
                           (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own 64%)
                   Sailfish Pipeline Company, L.L.C. (Delaware LLC)...................................................     98.9899
                       (Leviathan Gas Pipeline  Partners,  L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                      Neptune Pipeline Company, L.L.C. (Delaware LLC).................................................       25.67
                          (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)




                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    DEEPTECH INTERNATIONAL INC. (CONTINUED)
       LEVIATHAN HOLDINGS COMPANY (CONTINUED)
           LEVIATHAN GAS PIPELINE COMPANY (CONTINUED)
               LEVIATHAN GAS PIPELINE PARTNERS, L.P. (CONTINUED)
                   SAILFISH PIPELINE COMPANY, L.L.C. (CONTINUED)
                        NEPTUNE PIPELINE COMPANY, L.L.C. (CONTINUED)

                            Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)...................................      99 %
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                            Nautilus Pipeline Company, L.L.C. (Delaware LLC)..............................................       99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                         Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).............................................    25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                            Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)...................................        1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                            Nautilus Pipeline Company, L.L.C. (Delaware LLC)..............................................        1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                  Stingray Holding, L.L.C. (Delaware LLC).................................................................  98.9899
                           (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                         Stingray Pipeline Company (Louisiana Partnership)................................................       50
                              (Stingray Holding, L.L.C. owns 50%; unaffiliated party owns 50%)
                  Tarpon Transmission Company (Texas).....................................................................      100
                  Texam Offshore Gas Transmission L.L.C. (Delaware LLC) ..................................................  98.9899
                           (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                         High Island Offshore System (Delaware GP)........................................................       20
                              (Texam Offshore Gas Transmission L.L.C. owns 20%; Transco Offshore Pipeline
                              Company owns 20%; Unaffiliated parties own 60%)
                         Western Gulf Holdings, L.L.C. (Delaware LLC).....................................................       20
                              (Texam Offshore Gas Transmission  L.L.C. owns 20%; Transco Offshore Pipeline
                              Company owns 20%; Unaffiliated parties own 60%)
                           East Breaks Gathering Company, L.L.C. (Delaware LLC)...........................................      100
                  Transco Hydrocarbons Company, L.L.C. (Delaware LLC) ....................................................  98.9899
                           (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                         U-T Offshore System (Delaware GP)................................................................    33.33
                              (Transco Hydrocarbons Company, L.L.C. owns 33 1/3%; Unaffiliated companies own 67 2/3%)
                  Transco Offshore Pipeline Company, L.L.C. (Delaware LLC)................................................  98.9899
                           (Leviathan Gas Pipeline  Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
                         High Island Offshore System (Delaware GP)........................................................       20
                              (Texam Offshore Gas Transmission  L.L.C. owns 20%; Transco Offshore Pipeline
                              Company owns 20%; Unaffiliated parties own 60%)
                         Western Gulf Holdings, L.L.C. (Delaware LLC).....................................................       20
                              (Texam Offshore Gas Transmission  L.L.C. owns 20%; Transco Offshore Pipeline
                              Company owns 20%; Unaffiliated parties own 60%)
                           East Breaks Gathering Company, L.L.C. (Delaware LLC)...........................................      100
                  VK Deepwater Gathering Company, L.L.C. (Delaware LLC)...................................................  98.9899
                           (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    DEEPTECH INTERNATIONAL INC. (CONTINUED)
       LEVIATHAN HOLDINGS COMPANY (CONTINUED)
           LEVIATHAN GAS PIPELINE COMPANY (CONTINUED)
               LEVIATHAN GAS PIPELINE PARTNERS, L.P. (CONTINUED)
                   VK DEEPWATER GATHERING COMPANY, L.L.C. (CONTINUED)

                     Viosca Knoll Gathering Company (Delaware JV).....................................................          50%
                             (VK Deepwater Gathering Company, L.L.C. owns 50%; EPEC Deepwater Gathering Company owns 50%)
                  VK-Main Pass Gathering Company, L.L.C. (Delaware LLC)...............................................     98.9899
                       (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns 1.0101%)
              Leviathan Oil Transport Systems, L.L.C. (Delaware LLC)..................................................      1.0101
                    (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
              Manta Ray Gathering Company, L.L.C. (Delaware LLC)......................................................      1.0101
                    (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
              Poseidon Pipeline Company, L.L.C. (Delaware LLC)........................................................      1.0101
                    (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
                  Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC)................................................          36
                       (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own 64%)
              Sailfish Pipeline Company, L.L.C. (Delaware LLC)........................................................      1.0101
                    (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
                     Neptune Pipeline Company, L.L.C. (Delaware LLC)..................................................       25.67
                             (Sailfish  Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)................................          99
                                 (Neptune Pipeline Company,  L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)...........................................          99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                                 Company owns 1%)
                     Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).............................................       25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)................................           1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)...........................................           1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                                 Company owns 1%)
              Stingray Holding, L.L.C. (Delaware LLC).................................................................      1.0101
                    (Leviathan Gas Pipeline Partners,  L.P., owns 98.9899%;  Leviathan Gas Pipeline Company owns
                    1.0101%)
                  Stingray Pipeline Company (Louisiana Partnership)...................................................          50
                       (Stingray Holding, L.L.C. owns 50%; Unaffiliated party owns 50%)
              Texam Offshore Gas Transmission L.L.C. (Delaware LLC) ..................................................      1.0101
                    (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
                  High Island Offshore System (Delaware GP)...........................................................          20
                       (Texam Offshore Gas Transmission L.L.C. owns 20%; Transco Offshore Pipeline Company owns 20%; Unaffiliated parties own 60%)
              Transco Hydrocarbons Company, L.L.C. (Delaware LLC) ....................................................      1.0101
                    (Leviathan Gas Pipeline Partners,  L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
                  U-T Offshore System (Delaware GP)...................................................................       33.33
                       (Transco Hydrocarbons Company, L.L.C. owns 33 1/3%; Unaffiliated companies own 67 2/3%)

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    DEEPTECH INTERNATIONAL INC. (CONTINUED)
       LEVIATHAN HOLDINGS COMPANY (CONTINUED)
           LEVIATHAN GAS PIPELINE COMPANY (CONTINUED)

              Transco Offshore Pipeline Company, L.L.C. (Delaware LLC)................................................       1.0101%
                    (Leviathan Gas Pipeline  Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
                  High Island Offshore System (Delaware GP)...........................................................           20
                        (Texam Offshore Gas Transmission L.L.C. owns 20%; Transco Offshore Pipeline Company owns 20%; Unaffiliated parties own 60%)
              VK Deepwater Gathering Company, L.L.C. (Delaware LLC)...................................................       1.0101
                    (Leviathan Gas Pipeline  Partners,  L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
                  Viosca Knoll Gathering Company (Delaware JV)........................................................           50
                        (VK Deepwater Gathering Company, L.L.C. owns 50%; EPEC Deepwater Gathering Company owns
                        50%)
              VK-Main Pass Gathering Company, L.L.C. (Delaware LLC)...................................................       1.0101
                    (Leviathan Gas Pipeline Partners, L.P., owns 98.9899%; Leviathan Gas Pipeline Company owns
                    1.0101%)
     Offshore Gas Marketing, Inc. (Texas).............................................................................          100
     Offshore Gas Processors (Texas)..................................................................................          100
     Tatham Offshore Development, Inc. (Delaware).....................................................................          100
El Paso Energy Capital Trust I (Delaware).............................................................................          100
El Paso Energy Capital Trust II (Delaware)............................................................................          100
El Paso Energy Capital Trust III (Delaware)...........................................................................          100
El Paso Energy E.S.T. Company (Delaware)..............................................................................          100
El Paso Energy Finance Company (Delaware).............................................................................          100
El Paso Energy Foundation (Texas).....................................................................................          100
El Paso Energy Management Company (Delaware)..........................................................................          100
El Paso Energy Resources Company (Delaware)...........................................................................          100
El Paso Energy Risk Management Company (Delaware).....................................................................          100
El Paso Energy Service Company (Delaware).............................................................................          100
El Paso Energy Sports Corporation (Delaware)..........................................................................          100
EL PASO NATURAL GAS COMPANY  (Delaware)...............................................................................          100
     Border Gas Inc. (Delaware) (a close corp.).......................................................................           15
           (El Paso Natural Gas Company owns 15%; Tennessee Gas Pipeline Company owns 37.5%; unaffiliated parties own 47.50%.)
     El Paso Development Company (Delaware)...........................................................................          100
     El Paso Gas Transportation Company (Delaware)....................................................................          100
     El Paso Middle East B.V. (Netherlands)...........................................................................          100
     El Paso Mojave Pipeline Co. (Delaware)...........................................................................          100
         Mojave Pipeline Company (Texas GP)...........................................................................           50
               (El Paso Mojave Pipeline Co. owns 50%; EPNG Mojave, Inc. owns 50%.)
              Mojave Pipeline Operating Company (Texas)...............................................................          100
     El Paso Pipeline Services Company (Delaware) ....................................................................          100
     El Paso TransColorado Company (Delaware) ........................................................................          100
     EPEC Energy Argentina S.A. (Argentina) ..........................................................................          7.7
           (El Paso Energy International Company owns 92.3%; El Paso Natural Gas Company owns 7.7%)
     EPNG Mojave, Inc. (Texas)      ..................................................................................          100
         Mojave Pipeline Company (Texas GP)...........................................................................           50
               (EPNG Mojave, Inc. owns 50%; El Paso Mojave Pipeline Co. owns 50%.)
              Mojave Pipeline Operating Company (Texas) ..............................................................          100
     Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico) ............................................................           10
           (El Paso Natural Gas Company owns 10%; El Paso Energy International Company owns 40%; unaffiliated parties own 50%.)

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)

EL PASO TENNESSEE PIPELINE CO. (Delaware)..............................................................................     100 %
      (El Paso Energy Corporation owns 100% of the issued and outstanding Company Common Stock.
      Unaffiliated parties own 100% of the Series A Preferred Stock.)
     East Tennessee Natural Gas Company (Tennessee).....................................................................     100
     EL PASO ENERGY INTERNATIONAL COMPANY (Delaware)....................................................................     100
         El Paso Energia Mexico, S.A. de C.V. (Mexico)..................................................................     0.1
                    (El Paso Energy International Company owns 0.1%; EPEC Gas Latin America Inc. owns 99.9%.)
         El Paso Energy Asia Corporation (Delaware).....................................................................     100
         El Paso Energy Europe Company (Delaware).......................................................................     100
         El Paso Energy Pittsfield Corporation (Delaware)...............................................................     100
              Berkshire Feedline Acquisition L.P. (Massachusetts L.P.)..................................................      50
                          (El Paso Energy Pittsfield Corporation owns 50%; an unaffiliated party owns 50%.)
         El Paso Energy Servicios S. de R.L. de C.V. (Mexico)...........................................................       1
                    (EPED Holding Company owns 99%; El Paso Energy International Company owns 1%.)
         El Paso Mauritius Power Limited (Mauritius) ...................................................................     100
              El Paso Pakistan Power (Private) Limited (Pakistan).......................................................    99.9
                          (El Paso Mauritius Power Limited owns 99.9%; Individuals own 0.1%)
                  El Paso Kabirwala Power Ltd. (Cayman Islands).........................................................     100
                      Fauji Kabirwala Power Company Limited (Pakistan)..................................................   42.17
                                  (El Paso Kabirwala Power Ltd. owns 42.17%; unaffiliated parties own 57.83%.)
         EPEC Argentina Corporation (Delaware)..........................................................................     100
         EPEC Baja California Corporation (Delaware) ...................................................................     100
         EPEC Canada Ltd. (Canada)......................................................................................     100
         EPEC China Inc. (Delaware).....................................................................................     100
         EPEC Energy Argentina S.A. (Argentina).........................................................................    92.3
                  (El Paso Energy International Company owns 92.3%; El Paso Natural Gas Company owns 7.7%)
              EPEC Cayman Islands Company (Cayman Islands)..............................................................     100
                  Companias Asociadas Petroleraoes S.A. (Argentina).....................................................      45
                          (EPEC Cayman Islands Company owns 45%; unaffiliated own 55%.)
                      CAPEX S.A. (Argentina)............................................................................      55
                                  (Companias Asociadas Petroleraoes S.A. owns 55%; remaining is publicly traded.)
                          Triunion Energy Company (Cayman Islands)......................................................    38.4
                                  (EPED B Company owns 23.2%; An unaffiliated  party owns 38.4% and CAPEX S.A.
                                  owns 38.4%)
                               El Paso Energy Argentina Limitada S.A. (Argentina).......................................      99
                                     (Triunion Energy Company owns 99%; unaffiliated parties own 1%)
                               Triunion Energy Chile A Company (Cayman Islands).........................................     100
                                  Triunion Energy Inversiones (Chile) Limitada (Chile) .................................     0.1
                                         (Triunion Energy  Pacifico Company owns 99.9%; Triunion Energy Chile A
                                         Company owns 0.1%.)
                               Triunion Energy Inversiones Company (Cayman Islands).....................................     100
                                  Triunion Energy Finance Pacifico Company (Cayman Islands).............................     100
                               Triunion Energy Pacifico Company (Cayman Islands)........................................     100
                                  Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile).........................       1
                                         (Triunion Energy Pacifico Company owns 1%; Triunion  Energy Inversiones
                                         (Chile) Limitada owns 99%.)
                                  Triunion Energy Inversiones (Chile) Limitada (Chile)..................................    99.9
                                         (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy Chile A
                                         Company owns 0.1%.)
                                        Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile)...................      99
                                              (Triunion Energy Pacifico Company owns 1%; Triunion Energy
                                              Inversiones (Chile) Limitada owns 99%.)
         EPEC Ethanol Company (Delaware) ...............................................................................     100
         EPEC Ethanol Services Company (Delaware) ......................................................................     100

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)

         EPEC Gas Brazil Corporation (Delaware)........................................................................      100 %
            EPIC Gas International Servicos do Brasil Ltda. (Brazil) ..................................................      99.9
                 (EPEC Gas Brazil Corporation owns 99.9%; El Paso Energy International Company, owns 0.1%.)
         EPEC Gas Canada Ltd. (Ontario)................................................................................       100
         EPEC Gas Chile Corporation (Delaware).........................................................................       100
            Gas de Chile S.A. (Chile)..................................................................................        50
                 (EPEC Gas Chile Corporation owns 50%; unaffiliated parties own 50%.)
            Inversiones EPEC Gas (Chile) Limitada (Chile)..............................................................     99.99
                    (EPEC Gas Chile Corporation owns 99.99%; EPEC Gas Latin America Inc. owns .01%.)
         EPEC Gas Latin America Inc. (Delaware)........................................................................       100
            El Paso Energia Mexico, S.A. de C.V. (Mexico)..............................................................      99.9
                 (EPEC Gas Latin  America Inc. owns 99.9%; El Paso Energy International Company owns 0.1%.)
                Pasotronica, S.A. de C.V. (Mexico).....................................................................        50
                      (El Paso Energia Mexico, S.A. de C.V. owns 50%; an unaffiliated party owns 50%.)
            Inversiones EPEC Gas (Chile) Limitada (Chile)..............................................................      0.01
                 (EPEC Gas Chile Corporation owns 99.99%; EPEC Gas Latin America Inc. owns .01%.)
            Gasoducto Transandino S.A. de Argentina (Argentina) .......................................................      0.01
                 (EPEC Gas Latin America Inc. owns.01%; Gasoducto Transandino S.A. owns 99.99%)
         EPEC Gas Services (Chile) Corporation (Delaware)..............................................................       100
            EPIC Gas Transportes S.A. (Chile)..........................................................................      99.9
                 (EPEC Gas Services (Chile) Corporation owns 99.9%; unaffiliated parties own 0.1%.)
         EPEC Hungary Inc. (Delaware)..................................................................................       100
         EPEC Independent Power I Company (Delaware)...................................................................       100
            MASSPOWER (Massachusetts G.P.).............................................................................        17
                 (EPEC Independent Power I Company owns 17% as general partner; unaffiliated parties own 83%.)
         EPEC Independent Power II Company (Delaware)..................................................................       100
         EPEC International (East Asia/Pacific) Inc. (Delaware)........................................................       100
         EPEC MLP Inc. (Delaware)......................................................................................       100
            Polk Power Partners, L.P. (Delaware L.P.)..................................................................     45.75
                 (EPEC MLP Inc., as a Limited  Partner, owns 45.75%;  Polk Power GP, Inc., as General Partner, owns 1%; unaffiliated parties, as Limited Partners, own 53.25%.)
         EPEC Trinidad LNG, Inc. (Delaware) ...........................................................................       100
         EPEC Ventures Bolivia Corporation (Delaware)..................................................................       100
         EPEC Ventures Poland Corporation (Delaware)...................................................................       100
            Weilkopolska Energia S.A. (Poland).........................................................................        50
                 (EPEC Ventures Poland Corporation owns 50%; unaffiliated parties own 50%)
         EPED Holding Company (Delaware)...............................................................................       100
                DBNGP Finance Company L.L.C. (Delaware LLC)............................................................        50
                 (EPED Holding Company owns 50%; unaffiliated parties own 50%)
                      El Paso Cayman DBNGP, Ltd. (Cayman Islands)......................................................       100
                          El Paso DBNGP Limited (Labuan)...............................................................       100
                             Epic Energy Australia Trust (Australia)...................................................     33.33
                                   (El Paso DGNGP Limited owns 33.33%; unaffiliated parties own 66.67%)
                             Epic Energy (Australia) Nominees Pty. Ltd. (Australia)....................................     33.33
                                   (El Paso DBNGP Limited owns 33.33%; unaffiliated parties own 66.67%)
                                Epic Energy (WA) Nominees Pty. Ltd. (Australia)........................................       100
                                     Epic Energy (DBNGP Finance) Pty. Ltd. (Australia).................................       100
                                     Epic Energy Western Australia Pty. Limited (Australia) ...........................       100
                                Epic Energy (WA) Investments Pty. Ltd. (Australia).....................................       100
                                     Epic Energy (WA) Transmission Pty. Ltd. (Australia)...............................       100
                                     Epic Energy (Pilbara Pipeline) Pty. Ltd. (Australia)..............................       100

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
            EPED HOLDING COMPANY (CONTINUED)
               DBNGP FINANCE COMPANY L.L.C. (CONTINUED)
                  EPIC ENERGY (AUSTRALIA) NOMINEES PTY. LTD. (CONTINUED)
                      EPIC ENERGY (WA) INVESTMENTS PTY. LTD. (CONTINUED)

                          Dampier to Bunbury Pipeline Employment Pty. Ltd. (Australia)..................................   100 %
                      Epic Energy WA Pipeline Trust (Australia).........................................................   100
              El Paso ECK Holding Company (Delaware)....................................................................   100
                  Energeticke Centrum Kladno s.r.o. (Czechoslovakia).................................................... 18.55
                       (El Paso ECK Holding Company owns 18.55%; unaffiliated parties own 81.45%.)
              El Paso Energy Argentina Service Company (Delaware).......................................................   100
                  Servicios El Paso S.R.L. (Argentina)..................................................................  99.9
                       (El Paso Energy Argentina Service Company owns 99.9%; unaffiliated parties own 0.1%)
              El Paso Energy Portugal Company (Delaware)................................................................   100
              El Paso Energy Servicios, S. de R.L. de C.V. (Mexico).....................................................    99
                    (EPED Holding Company owns 99%; El Paso Energy International owns 1%.)
              El Paso Kladno B.V. (Netherlands).........................................................................   100
                  Matra Powerplant Holding B.V. (Netherlands)...........................................................    35
                       (El Paso Kladno B.V. owns 35%; unaffiliated parties own 65%.)
                      ECK Generating s.r.o. (Czechoslovakia)............................................................    89
                             (Matra Powerplant Holding B.V. owns 89%; unaffiliated parties own 11%.)
              El Paso Rosarito Company, L.L.C. (Delaware)...............................................................   100
              El Paso Sierra Chaco Holding AB (Sweden)..................................................................   100
                  Empresa Energetica Sierra Chaco S.A. (Bolivia)........................................................    98
                       (El Paso Sierra Chaco  Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns 1%; El
                       Paso Sierra Chaco Bolivia AB owns 1%)
                  El Paso Sierra Chaco Sweden AB (Sweden)...............................................................   100
                      Dynaf Bolivia S.R.L. (Bolivia)....................................................................    10
                             (El Paso Sierra Chaco Sweden AB owns 10%; El Paso Sierra Chaco  Bolivia AB owns 90%)
                      Empresa Energetica Sierra Chaco SA (Bolivia)......................................................     1
                             (El Paso Sierra Chaco  Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns
                             1%; El Paso Sierra Chaco Bolivia AB owns 1%)
                  El Paso Sierra Chaco Bolivia AB (Sweden)..............................................................   100
                      Dynaf Bolivia S.R.L. (Bolivia)....................................................................    90
                             (El Paso Sierra Chaco Sweden AB owns 10%; El Paso Sierra Chaco Bolivia AB owns 90%)
                      Empresa Energetica Sierra Chaco SA (Bolivia)......................................................     1
                             (El Paso Sierra Chaco  Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns
                             1%; El Paso Sierra Chaco Bolivia AB owns 1%)
              EPEC Nederland Holding B.V. (Netherlands).................................................................   100
                  El Paso El Sauz B.V. (Netherlands)....................................................................   100
                  El Paso Energy Hydro Holding B.V. (Netherlands).......................................................   100
                  El Paso Energy Ujung Pangdang B.V. (Netherlands)......................................................   100
                  El Paso Hermosillo B.V. (Netherlands).................................................................   100
                  El Paso Mexico I B.V. (Netherlands)...................................................................   100
                  El Paso Mexico II B.V. (Netherlands)..................................................................   100
                  El Paso Northwest Mexico B.V. (Netherlands)...........................................................   100
                  El Paso Rio Bravo B.V. (Netherlands)..................................................................   100
              EPED A Company (Cayman Islands)...........................................................................   100
                  El Paso Development (Tanzania) Company Limited (Tanzania).............................................     1
                        (EPED A Company owns 1%; EPED B Company owns 99%.)

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
            EPED HOLDING COMPANY (CONTINUED)
               EPED A COMPANY (CONTINUED)

                  EPED Aguaytia Company (Cayman Islands)............................................................    99 %
                       (EPED A Company owns 99% and EPED B Company owns 1%.)
                      Aguaytia Energy L.L.C. (Delaware LLC).........................................................  24.3
                           (EPED Aguaytia Company owns 24.3%; The Maple Gas Development Corporation owns
                           16.96%; unaffiliated parties own 58.74%.)
                          Aguaytia Energy del Peru S.R. Ltda. (Peru)................................................    99
                               (Aguaytia Energy L.L.C. owns 99%; Peru Energy Holdings L.L.C. owns 1%.)
                          Peru Energy Holdings L.L.C. (Delaware LLC)................................................    99
                               (Aguaytia Energy L.L.C. owns 99%; Peru Energy Holdings owns 1%.)
                          Peru Energy Holdings (Cayman Islands)....................................................    100
                              Peru Energy Holdings L.L.C. (Delaware LLC)...........................................      1
                                      (Peru Energy Holdings owns 1%; Aguaytia Energy L.L.C. owns 99%.)
                                    Aguaytia Energy del Peru S.R. Ltda. (Peru).....................................      1
                                          (Peru Energy Holdings L.L.C. owns 1%; Aguaytia Energy L.L.C. owns 99%.)
                      Latin America Capital L.L.C. (Cayman Islands)................................................   27.5
                           (EPED Aguaytia Company owns 27.5%; The Maple Gas Development Corporation owns
                           16.96%; unaffiliated parties own 55.54%.)
                  EPIC Aguaytia Maple Company (Cayman Islands)......................................................   100
                      The Maple Gas Development Corporation (Cayman Islands)........................................ 18.43
                           (EPIC Aguaytia Maple Company owns 18.43%; unaffiliated parties own 81.57%.)
                          Aguaytia Energy L.L.C. (Delaware) ........................................................ 16.96
                               (The Maple Gas Development Corporation owns 16.96%; EPED Aguaytia Company owns 24.3%; unaffiliated parties own 58.74%.)
                          Latin America Capital L.L.C. (Cayman Islands) ............................................ 16.96
                               (The Maple Gas Development Corporation owns 16.96%; EPED Aguaytia Company owns 27.5%; unaffiliated parties own 55.54%.)
                  EPIC Yucatan Pipeline Company (Cayman Islands)....................................................    99
                       (EPED A Company owns 99%; EPED B Company owns 1%.)
                      EPIC Yucatan S. de R.L. de C.V. (Mexico)......................................................    99
                           (EPIC Yucatan Pipeline Company owns 99%; EPED B Company owns 1%.)
                  NEPC Consortium Power Ltd. (Bangladesh)...........................................................    50
                       (EPED A Company owns 50%; unaffiliated parties own 50%.)
              EPED Central Chile Corporation (Delaware).............................................................   100
              EPIC Samalayuca A, L.L.C. (Delaware LLC).............................................................     15
                    (EPED Holding Company owns 15% and EPED SAM Holdings Company owns 85%.)
              EPIC Samalayuca B, L.L.C. (Delaware LLC)..............................................................    15
                    (EPED Holding Company owns 15% and EPED SAM Holdings Company owns 85%.)
              EPED B Company (Cayman Islands).......................................................................   100
                  Arklow Private Ltd. (Mauritius)...................................................................   100
                  CAYGER Finance Company (Cayman Islands)...........................................................   100
                  El Paso Development (Tanzania) Company Limited (Tanzania).........................................    99
                       (EPED A Company owns 1%; EPED B Company owns 99%.)
                  El Paso Energy CAYGER I Company (Cayman Islands)..................................................   100
                      El Paso Rio Claro Ltda. (Brazil).............................................................. 99.95
                           (El Paso Energy CAYGER I Company owns 99.95%; an unaffiliated party owns 0.05%.)
                      El Paso Rio Grande Ltda. (Brazil)............................................................. 99.95
                           (El Paso Energy CAYGER I Company owns 99.95%; an unaffiliated party owns 0.05%.)
                  El Paso Energy CAYGER II Company (Cayman Islands).................................................   100
                  El Paso Energy Brazil Corporation (Cayman Islands)................................................   100

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
            EPED HOLDING COMPANY (CONTINUED)
               EPED B COMPANY (CONTINUED)
                  EL PASO ENERGY BRAZIL CORPORATION (CONTINUED)

                      El Paso Energy International do Brasil Ltda. (Brazil).......................................... 99.9%
                            (El Paso Energy Brazil Corporation owns 99.9%; unaffiliated parties own 0.1%)
                  El Paso Energy East Asia Company (Cayman Islands)..................................................  100
                  El Paso Energy Gasoducto Company (Cayman Islands)..................................................  100
                  El Paso Fife I Company (Cayman Islands)............................................................  100
                      Fife Power (Scotland)..........................................................................   50
                            (El Paso Fife I Company owns 50%; unaffiliated parties own 50%.)
                  El Paso Sierra Chaco I Company (Cayman Islands)....................................................  100
                  EPED Aguaytia Company (Cayman Islands).............................................................    1
                        (EPED B Company owns 1% and EPED A Company owns 99%.)
                  EPIC Energy Amazon Company (Cayman Islands)........................................................   50
                        (EPED B Company owns 50%; unaffiliated parties own 50%.)
                      El Paso Amazonas Energia Ltda. (Brazil)........................................................ 99.9
                            (EPIC Energy Amazon Company owns 99.9%; unaffiliated parties own 0.1%)
                  EPIC Mato Grosso Company (Cayman Islands)..........................................................  100
                      El Paso Empreendimentos e Participacoes Ltda (Brazil) ......................................... 99.9
                            (EPIC Mato Grosso Company owns 99.9%; unaffiliated parties own 0.1%)
                  EPIC Mato Grosso do Sul Company (Cayman Islands)...................................................  100
                  EPIC Jordan Company (Cayman Islands)...............................................................  100
                  EPIC Yucatan Pipeline Company (Cayman Islands)....................................................     1
                        (EPED B Company owns 1% and EPED A Company owns 99%.)
                      EPIC Yucatan S. de R.L. de C.V. (Mexico).......................................................   99
                            (EPIC Yucatan Pipeline Company owns 99%; EPED B Company owns 1%.)
                  EPIC Yucatan S. de R.L. de C.V. (Mexico)...........................................................    1
                        (EPED B Company owns 1%; EPIC Yucatan Pipeline Company owns 99%)
                  Interenergy Company (Cayman Islands)...............................................................   45
                        (EPED B Company owns 45%; unaffiliated parties own 55%)
                  Triunion Energy Company (Cayman Islands)........................................................... 23.2
                        (EPED B Company owns 23.2%; an  unaffiliated party owns 38.4% and CAPEX S.A. owns 38.4%)
                      El Paso Energy Argentina Limitada S.A. (Argentina).............................................   99
                            (Triunion Energy Company owns 99%; unaffiliated parties own 1%)
                      Triunion Energy Chile A Company (Cayman Islands)...............................................  100
                           Triunion Energy Inversiones (Chile) Limitada (Chile) .....................................  0.1
                                  (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy Chile
                                  A Company owns 0.1%.)
                      Triunion Energy Inversiones Company (Cayman Islands)...........................................  100
                           Triunion Energy Finance Pacifico Company (Cayman Islands) ................................  100
                      Triunion Energy Pacifico Company (Cayman Islands)..............................................  100
                           Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile).............................    1
                                  (Triunion Energy Pacifico Company owns 1%; Triunion Energy
                                  Inversiones (Chile) Limitada owns 99%.)
                           Triunion Energy Inversiones (Chile) Limitada (Chile)...................................... 99.9
                                  (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy Chile
                                  A Company owns 0.1%.)
                               Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) ........................   99
                                      (Triunion Energy Pacifico Company owns 1%; Triunion Energy
                                      Inversiones (Chile) Limitada owns 99%.)
                  VEN Energy Holding Company (Cayman Islands)........................................................  100

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
            EPED HOLDING COMPANY (CONTINUED)
               EPED B COMPANY (CONTINUED)

                  VEN Field Services Company (Cayman Islands).......................................................    50 %
                         (EPED B Company owns 50%; unaffiliated parties own 50%.)
              EPED SAM Holdings Company (Delaware)..................................................................   100
                  EPIC Samalayuca A, L.L.C. (Delaware LLC)..........................................................    85
                         (EPED SAM Holdings Company owns 85%; EPED Holding Company owns 15%)
                      Samalayuca Holding Partnership (Delaware G.P.)................................................    25
                             (EPIC Samalayuca A, L.L.C. owns 25% and unaffiliated parties own 75%.)
                           Compania Samalayuca II, S.A. de C.V. (Mexico)............................................    80
                                 (Samalayuca Holding Partnership owns 80%; EPIC
                                 Samalayuca B, L.L.C. owns 10%; an unaffiliated
                                 party owns 10%.)
                               Samalayuca Trust (Mexico)............................................................   100
                  EPIC Samalayuca B, L.L.C. (Delaware LLC)..........................................................    85
                         (EPED SAM Holdings Company owns 85%; EPED Holding Company owns 15%.)
                      Compania Samalayuca II, S.A. de C.V. (Mexico).................................................    10
                             (EPIC Samalayuca B, L.L.C. owns 10%;  Samalayuca Holding Partnership owns 80%;
                             an unaffiliated party owns 10%.)
                           Samalayuca Trust (Mexico)................................................................   100
                  SAM II Equity Funding, L.L.C. (Delaware LLC)......................................................    60
                         (EPED SAM Holdings Company owns 60%; unaffiliated parties own 40%.)
                  Samalayuca II Management L.L.C. (Delaware LLC)....................................................    50
                         (EPED Sam Holdings owns 50%; unaffiliated parties own 50%.)
                      Samalayuca II Management, S. de R.L. de C.V. (Mexico).........................................    98
                             (Samalayuca II Management  L.L.C. owns 98%; EPED Sam Holdings Company owns 1%;
                             and unaffiliated parties own 1%.)
                  Samalayuca II Management, S. de R.L. de C.V. (Mexico).............................................     1
                         (EPED Sam Holdings Company owns 1%; Samalayuca II Management L.L.C. owns 98%;
                         unaffiliated parties own 1%.)
              EPIC Samalayuca A, L.L.C. (Delaware LLC)..............................................................    15
                    (EPED Holding Company owns 15%; EPED SAM Holdings Company owns 85%)
                  Samalayuca Holding Partnership (Delaware GP)......................................................    25
                         (EPIC Samalayuca A, L.L.C. owns 25% and unaffiliated parties own 75%.)
                      Compania Samalayuca II, S.A. de C.V. (Mexico).................................................    80
                             (Samalayuca  Holding Partnership owns 80%; EPIC Samalayuca B, L.L.C. owns 10%;
                             an unaffiliated party owns 10%.)
                           Samalayuca Trust (Mexico)................................................................   100
              EPIC Samalayuca B, L.L.C. (Delaware LLC)..............................................................    15
                    (EPED SAM Holdings Company owns 85%; EPED Holding Company owns a 15%.)
                  Compania Samalayuca II, S.A. de C.V. (Mexico).....................................................    10
                         (EPIC Samalayuca B, L.L.C. owns 10%; Samalayuca Holding Partnership owns 80%; an unaffiliated party owns 10%.)
                      Samalayuca Trust (Mexico).....................................................................   100
              KLT Power Inc. (Missouri).............................................................................   100
                  Central Costanera, S.A. (Argentina)...............................................................    12
                         (KLT Power Inc. owns 12%; unaffiliated parties own 88%.)
                      Central Termoelectrica Buenos Aires, S.A. (Argentina).........................................  51.3
                             (Central Costanera, S.A. owns 51.3%; KLT Power (Bermuda) Ltd. owns 7.8%;
                             unaffiliated parties own 40.9%.)
                  KLT Power (Asia) (Cayman Islands).................................................................   100
                      El Paso Guna Power (Mauritius) Limited (Mauritius)............................................   100
                           KEI Energy Private Ltd. (India)..........................................................    60
                                 (El Paso Guna Power (Mauritius) Limited owns 60%; unaffiliated parties own 40%.)

                           EL PASO ENERGY CORPORATION
                          SUBSIDIARIES AND AFFILIATES

                   AS OF CLOSE OF BUSINESS DECEMBER 31, 1998

EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
            EPED HOLDING COMPANY (CONTINUED)
               KLT POWER INC. (CONTINUED)

                  KLT Power (Bermuda) Ltd. (Bermuda).................................................................   100 %
                      Central Termoelectrica Buenos Aires, S.A. (Argentina)..........................................   7.8
                             (Central Costanera, S.A. owns 51.3%; KLT Power (Bermuda) Ltd. owns 7.8%;
                             unaffiliated parties own 40.9%.)
                  KLT Power Latin America (Cayman Islands)...........................................................   100
         EPIC Energy Hungary B.V. (Netherlands)......................................................................   100
              Enfield Holdings B.V. (Netherlands)....................................................................    50
                    (EPIC Energy Hungary B.V. owns a 50% interest; unaffiliated parties own a 50% interest.)
                  Enfield Energy Centre Ltd. (United Kingdom)........................................................    50
                         (Enfield Holdings B.V. owns a 50% interest; unaffiliated parties own a 50%
                         interest.)
                  NR Gibraltar (Gibraltar)...........................................................................   100
              EMA Power Kft. (Hungary)...............................................................................    50
                    EPIC Energy Hungary B.V. owns a 50% interest; unaffiliated parties own a 50%
                    interest.)
         EPIC Gas International Servicos do Brasil Ltda (Brazil).....................................................   0.1
                (El Paso Energy International Company owns 0.1%; EPEC Gas Brazil Corporation owns 99.9%.)
         Galtee Limited (Cayman Islands).............................................................................   100
              El Paso (Labuan) Limited (Labuan)......................................................................   100
                  Epic Energy Pty. Limited (Australia)...............................................................    30
                         (El Paso (Labuan) Limited owns 30%; unaffiliated parties own 70%.)
                      Epic Energy Australia Pty. Limited (Australia)................................................. 99.95
                             (Epic Energy Pty. Limited owns 99.95%; Epic Energy Corporate Shared Services owns 0.05%.)
                           Epic Energy Queensland Pty. Limited (Australia)...........................................   100
                               Epic Energy South Australia Pty. Limited (Australia)..................................  0.02
                                 (Epic Energy Queensland Pty. Limited owns 0.02%; Epic Energy Australia Pty.
                                 Limited owns 99.98%.)
                           Epic Energy South Australia Pty. Limited (Australia)...................................... 99.98
                             (Epic Energy Australia Pty. Limited owns 99.98%; Epic Energy Queensland Pty. Limited owns 0.02%.)
                      Epic Energy Northern Territory Pty. Limited (Australia)........................................   100
                      Epic Energy Corporate Shared Services (Australia)..............................................  99.9
                             (Epic Energy Pty. Limited owns 99.9%; Epic Energy Australia Pty. Limited owns 0.1%.)
                           Epic Energy Australia Pty. Limited (Australia)............................................  0.05
                                 (Epic Energy Corporate Shared Services owns 0.05%; Epic Energy Pty.
                                 Limited owns 99.95%.)
                               Epic Energy Corporate Shared Services (Australia).....................................   0.1
                                      (Epic Energy  Australia Pty. Limited owns 0.1%; Epic Energy Pty. Ltd.
                                      owns 99.9%.)
              Ventures Holdings Pty. Limited (Australia).............................................................   100
                  EPIC Sulawesi Gas Pty. Limited (Australia).........................................................   100
                      Energy Equity EPIC (Sengkang) Pty. Limited (Australia).........................................    50
                             (EPIC Sulawesi Gas Pty. Limited owns 50%; unaffiliated parties own 50%.)
                  Sulawesi Energy Pty Limited (Australia)............................................................    50
                         (Ventures Holdings Pty. Limited owns 50%; unaffiliated parties own 50%.)
                      PT Energi Sengkang (Indonesia).................................................................    95
                             (Sulawesi Energy Pty. Ltd. owns 95%; unaffiliated parties own 5%.)
         Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico)........................................................    40
                (El Paso Energy International Company owns 40%; El Paso Natural
                Gas Company owns 10%; unaffiliated parties own 50%.)
         Orange Acquisition, Inc. (Delaware).........................................................................   100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                    AS OF CLOSE OF BUSINESS DECEMBER 31, 1998




EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO ENERGY INTERNATIONAL COMPANY (CONTINUED)
            ORANGE ACQUISITION, INC. (CONTINUED)

               Orange Cogeneration Limited Partnership (Delaware L.P.).............................................  49.5%
                    (Orange Acquisition, Inc., as a Limited Partner, owns 49.5%; an unaffiliated party owns 49.5%, as a Limited Partner; and Orange Cogeneration GP, Inc.,
                    as General Partner, owns 1%.)
               Orange Cogeneration Funding Corp. (Delaware)........................................................   100
            Orange Cogeneration GP II, Inc. (Delaware).............................................................    50
                     (El Paso Energy International Company owns 50%; an unaffiliated party owns 50%.)
               Orange Cogeneration G.P., Inc. (Delaware)...........................................................   100
                  Orange Cogeneration Limited Partnership (Delaware L.P.)........................................       1
                       (Orange Cogeneration GP, Inc. owns 1%, as General Partner; Orange Acquisition, Inc., owns 49.5%, as a Limited Partner; an unaffiliated party owns 49.5%, as a Limited Partner.)
            Polk Power GP II, Inc. (Delaware)......................................................................    50
                  (El Paso Energy International Company owns 50%; an unaffiliated party owns 50%.)
                Polk Power GP, Inc. (Delaware).....................................................................   100
                   Polk Power Partners, L.P. (Delaware L.P.).......................................................     1
                         (Polk Power GP, Inc., as General Partner, owns 1%; EPEC
                         MLP Inc., as Limited Partner, owns 45.75%; unaffiliated
                         parties, as Limited Partners, own 53.25%.)
            Sandbar Petroleum Company (Delaware)...................................................................   100
            S.K. Petroleum Company (Delaware)......................................................................   100
            West Campus Cogeneration Company (Delaware)............................................................   100
        EL PASO FIELD SERVICES COMPANY (Delaware)..................................................................   100
            Cornerstone Gas Gathering Company (Delaware)...........................................................   100
            Coyote Gas Treating Limited Liability Company (Colorado LLC)...........................................    50
                 (El Paso Field Services Company owns 50%; unaffiliated parties own 50%.)
            Dubach Gas Company (Texas).............................................................................   100
            El Paso Dubach Liquids Pipeline Company (Delaware).....................................................   100
            El Paso Energy Intrastate Company (Delaware)...........................................................   100
            Mountain Creek Joint Venture (Texas J.V.)..............................................................    50
                 (El Paso Energy Intrastate Company owns 50%; unaffiliated parties own 50%.)
            Oletha Pipeline I, Ltd. (Texas LP).....................................................................    98
                 (El Paso Energy Intrastate Company, as Limited Partner, owns 98%; Oletha Pipeline
                 Corporation, as General Partner, owns 2%.)
            Oletha Pipeline II, Ltd. (Texas LP)....................................................................    98
                 (El Paso Energy Intrastate Company, as Limited Partner owns 98%; Oletha Pipeline
                 Corporation, as General Partner, owns 2%.)
            Oletha Pipeline Corporation (Texas)....................................................................   100
               Oletha Pipeline I, Ltd. (Texas LP)..................................................................     2
                     (Oletha Pipeline Corporation, as General Partner, owns
                     2%; El Paso Energy Intrastate Company, as Limited
                     Partner, owns 98%.)
               Oletha Pipeline II, Ltd. (Texas LP).................................................................     2
                     (Oletha Pipeline Corporation, as General Partner, owns
                     2%; El Paso Energy Intrastate Company, as Limited
                     Partner, owns 98%.)
       El Paso New Chaco Company (Delaware)........................................................................   100
       El Paso Offshore Gathering & Transmission Company (Delaware)................................................   100
           Seahawk Transmission Company (Texas)....................................................................   100
       EPEC Deepwater Gathering Company (Delaware).................................................................   100
           Viosca Knoll Gathering Company (Delaware J.V.)..........................................................    50
                 (EPEC Deepwater Gathering Company owns 50%; VK Deepwater Gathering Company owns 50%.)
       Garvin County Pipeline (Texas J.V.)......................................................................... 33.33
             (El Paso Field Services Company, owns 33 1/3%; unaffiliated parties own 66.2/3%)
       Gulf States Gas Pipeline Company (Delaware).................................................................   100
           Gulf States Pipeline Corporation (Louisiana)............................................................   100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                    AS OF CLOSE OF BUSINESS DECEMBER 31, 1998




EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        EL PASO FIELD SERVICES COMPANY (CONTINUED)
            GULF STATES PIPELINE COMPANY (CONTINUED)
                GULF STATES PIPELINE CORPORATION (CONTINUED)

                    Gulf States Transmission Corporation (Louisiana)................................................   100%
            Oasis Pipe Line Company (Delaware)......................................................................    35
                  (El Paso Field Services Company owns 35%; unaffiliated parties own 65%.)
            Pentex Pipeline Company (Texas).........................................................................   100
            Tembec Company (Texas J.V.).............................................................................    50
                (El Paso Field Services Company owns 50%; unaffiliated parties own 50%.)
        El Paso Services Holding Company (Delaware).................................................................   100
            EPEC Corporation (Delaware).............................................................................   100
               El Paso Energy Marketing Company (Delaware) .........................................................   100
                    Argentina Energy Marketing Company (Cayman Islands).............................................   100
                    Eastex Gas Production Company (Delaware)........................................................   100
                         (IN DISSOLUTION)
                    Eastex Gas Storage and Exchange, Inc. (Delaware)................................................   100
                    Eastex Gas Transmission Company (Delaware)......................................................   100
                         (IN DISSOLUTION)
                    El Paso Energy Marketing Canada Inc. (Canada) ..................................................   100
                      ECNG Inc. (Canada)............................................................................   100
                           Inter-City Cogenerating Services Ltd. (Canada) ..........................................   100
                    El Paso Gas Marketing Company (Delaware)........................................................   100
                    Heath Petra Exploration, Inc. (Delaware)........................................................   100
                         (IN DISSOLUTION)
                    Heath Petra Resources, Inc. (Delaware)..........................................................   100
                    Island Sound Commercial Energy Sales, Inc. (Delaware)...........................................   100
                    Paragon Gas Marketing Company (Delaware) .......................................................   100
                    Premier Gas Company (Delaware)..................................................................   100
              EPEC Nederland B.V. (Netherlands).....................................................................   100
              Marlin Drilling Co., Inc. (Delaware)..................................................................   100
                    Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) ........................................... 99.84
                           (Marlin Drilling Co., Inc. owns 99.84%; Bluefin Supply Company owns 0.16%.)
                    Bluefin Supply Company (Delaware)...............................................................   100
                        Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) .......................................  0.16
                               (Bluefin Supply Company owns 0.16%; and Marlin Drilling Co., Inc. owns 99.84%.)
        MIDWESTERN GAS TRANSMISSION COMPANY  (Delaware).............................................................   100
           EPEC Minerals Company - California (Delaware)............................................................   100
           EPEC Minerals Company - Nevada (Delaware)................................................................   100
           EPEC OCS Company, Inc. (Delaware)........................................................................   100
           EPEC Oil Company (Delaware)..............................................................................   100
              (IN DISSOLUTION)
           EPEC Polymers, Inc. (Delaware)...........................................................................   100
           H.T. Gathering Company (Texas)...........................................................................    50
              (IN DISSOLUTION)
           SWL Security Corp. (Texas)...............................................................................   100
              (IN DISSOLUTION)
           Tennessee Overthrust Gas Company (Delaware)..............................................................   100
              (IN DISSOLUTION)
           TGP Corporation (Delaware)                                                                                  100
              (IN DISSOLUTION)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                    AS OF CLOSE OF BUSINESS DECEMBER 31, 1998





EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)

        Oil Casualty Insurance Ltd. (Bermuda)....................................................................... 8.14%
              (El Paso Tennessee Pipeline Co. owns 8.14%; unaffiliated parties own 91.86%.)
        TENNESSEE GAS PIPELINE COMPANY (Delaware)...................................................................  100
           Border Gas Inc. (Delaware) (a close corp.)............................................................... 37.5
                    (Tennessee Gas Pipeline Company owns 37.5%; El Paso Natural
                    Gas Company owns 15%; unaffiliated parties own 47.5%.)
           El Paso Energy Holdings Inc. (Delaware)..................................................................  100
           Eastern Insurance Company Limited (Bermuda)..............................................................  100
           El Paso Energy Portland Corporation (Delaware)...........................................................  100
               Portland Natural Gas Transmission System (Maine G.P.)................................................ 17.8
                         (El Paso Energy Portland Corporation, as General Partner, owns 17.8%;
                         unaffiliated parties own 82.2%.)
           El Paso Gas Services Company (Delaware)..................................................................  100
           El Paso Power Services Company (Delaware)................................................................  100
               Brush Generation Company, L.L.C. (Delaware)..........................................................  100
                  Colorado Power Partners (Colorado G.P.)...........................................................    1
                        Morgan Generation Company, L.L.C. owns 99%; Brush Generation Company, L.L.C. owns 1%.
               El Paso Berkshire Power I Company (Delaware).........................................................  100
                   Berkshire Power Company L.L.C. (Massachusetts LLC)...............................................   10
                         (El Paso Berkshire Power I Company owns 10%; El Paso Berkshire Power II Company owns 80%; an unaffiliated party owns 10%.)
               El Paso Berkshire Power II Company (Delaware)........................................................  100
                   Berkshire Power Company L.L.C. (Massachusetts LLC)...............................................   80
                         (El Paso Berkshire Power I Company owns 10%; El Paso Berkshire Power II
                         Company owns 80%; an unaffiliated party owns 10%.)
               El Paso Milford Power I Company (Delaware)...........................................................  100
                   Milford Power Company L.L.C. (Delaware)..........................................................    5
                         (El Paso Milford Power I Company owns 5%; El Paso
                         Milford Power II Company owns 90%; and an unaffiliated party owns 5%)
               El Paso Milford Power II Company (Delaware)..........................................................  100
                   Milford Power Company L.L.C. (Delaware)..........................................................   90
                         (El Paso Milford Power I Company owns 5%; El Paso
                         Milford Power II Company owns 90%; and an unaffiliated
                         party owns 5%)
               Morgan Generation Company, L.L.C. (Delaware).........................................................  100
                   Colorado Power Partners (Colorado G.P.)..........................................................   99
                         Morgan Generation Company, L.L.C. owns 99%; Brush Generation Company, L.L.C. owns 1%.
            EPEC - Altamont Corporation (Delaware)..................................................................  100
                   (IN DISSOLUTION)
            EPEC Chase, Inc. (Texas)................................................................................  100
                   (IN DISSOLUTION)
            EPEC Communications Corporation (Delaware)..............................................................  100
            EPEC Delta XII Gas Co., Inc. (Delaware).................................................................  100
                   (IN DISSOLUTION)
            EPEC East Corporation (Delaware)........................................................................  100
                   (IN DISSOLUTION)
            EPEC EIS Company (Delaware).............................................................................  100
               EPEC EIS Canada Ltd. (Alberta) ......................................................................  100
            EPEC Gas Louisiana Inc. (Delaware)......................................................................  100
                   (IN DISSOLUTION)
               Martin Exploration Company (Delaware)................................................................  100
                        (IN DISSOLUTION)
            EPEC Gas Properties Inc. (Delaware).....................................................................  100
            EPEC Gas Services, Inc. (Delaware)......................................................................  100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                    AS OF CLOSE OF BUSINESS DECEMBER 31, 1998



EL PASO ENERGY CORPORATION (CONTINUED)
    EL PASO TENNESSEE PIPELINE CO. (CONTINUED)
        TENNESSEE GAS PIPELINE COMPANY (CONTINUED)

           EPEC Liquids Corporation (Delaware).................................................................. 100%
                  (IN DISSOLUTION)
           EPEC Midwest Corporation (Delaware).................................................................. 100
                  (IN DISSOLUTION)
           EPEC MTBE, Inc. (Delaware)........................................................................... 100
                  (IN DISSOLUTION)
           EPEC OGS Inc. (Delaware)............................................................................. 100
           EPEC Realty, Inc. (Delaware)......................................................................... 100
           EPEC Services Company (Delaware)..................................................................... 100
                  (IN DISSOLUTION)
              EPEC AIRCO Inc. (Delaware).......................................................................  100
                    (IN DISSOLUTION)
              EPEC OCSPET Inc. (Delaware)....................................................................... 100
                    (IN DISSOLUTION)
           EPEC SNG Inc. (Delaware)............................................................................  100
           EPEC Texas Acquisition Inc. (Delaware)............................................................... 100
                  (IN DISSOLUTION)
           EPEC West, Inc. (Delaware)........................................................................... 100
              EPEC Technology Consulting Services Inc. (Delaware)............................................... 100
           EPEC Western Market Center Corporation (Delaware).................................................... 100
              The Western Market Center Joint Venture (Wyoming J.V.)............................................  50
                        (EPEC Western Market Center Corporation owns 50%; unaffiliated parties own 50%.)
           EPEC Western Market Center Service Corporation (Delaware)............................................ 100
           Land Ventures, Inc. (Delaware)....................................................................... 100
           Midwestern Gas Marketing Company (Delaware).......................................................... 100
           Mont Belvieu Land Company (Delaware)................................................................. 100
           New Midwestern Inc. (Delaware)....................................................................... 100
           Tennessee Gas Transmission Company (Delaware)........................................................ 100
           Tennessee Storage Company (Delaware)................................................................. 100
              Bear Creek Storage Company (Louisiana Partnership)................................................  50
                    (Tennessee Storage Company, as General Partner, owns 50%; unaffiliated parties own 50%.)
                  Bear Creek Capital Corporation (Delaware)..................................................... 100
           Travis Place Parking Garage Inc. (Delaware).......................................................... 100
   Mt. Franklin Insurance Ltd. (Bermuda)........................................................................ 100